UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 25, 2005



                                   CREE, INC.
             (Exact name of registrant as specified in its charter)


      North Carolina                0-21154                     56-1572719
(State or other jurisdiction    (Commission File             (I.R.S. Employer
    of incorporation)                Number)              Identification Number)




          4600 Silicon Drive
        Durham, North Carolina                                 27703
(Address of principal executive offices)                     (Zip Code)


                                 (919) 313-5300
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

     On April 27, 2005, the Board of Directors of Cree, Inc. (the "Company") approved changes to the existing non-employee director fee schedule described in the Company's proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 22, 2004, effective for any Board or Board committee meetings held on or after April 13, 2005.

     For regular Board meetings, non-employee directors will be paid $2,500 for each meeting. For special Board meetings, non-employee directors will be paid $1,000 for each meeting attended except where directors are requested to attend in person, in which case non-employee directors attending in person will be paid $2,500. For committee meetings, non-employee directors serving on the committee will be paid $1,000 for each meeting attended except that the person serving as chair of the Audit Committee will be paid $4,000 for each Audit Committee meeting and the chair of any other committee will be paid $2,000 for each meeting of that committee. The revised non-employee director meeting fee schedule is included as Exhibit 10.1 to this Report.

Item  5.02(b)  Departure  of  Directors  or  Principal  Officers;   Election  of
Directors; Appointment of Principal Officers.

     On April 25, 2005, Mr. F. Neal Hunter resigned from his position as Chairman of the Company's Board of Directors and as a member of the Board of Directors, effective as of that date. Mr. Charles M. Swoboda, a member of the Board of Directors and the Company's Chief Executive Officer and President, was elected Chairman of the Board of Directors, effective April 27, 2005. A copy of the press release issued by the Company on April 29, 2005 (the "April 29 Press Release") announcing Mr. Hunter's resignation and Mr. Swoboda's appointment is included as Exhibit 99.1 to this Report.

Item 8.01   Other Events

     The April 29 Press Release also announced that the Company's Board of Directors extended the Company's stock repurchase program through the Company's fiscal year ending on June 25, 2006. Pursuant to the stock repurchase program, the Company is authorized to repurchase up to an aggregate of 5.45 million shares of the Company's common stock. The stock repurchase program can be implemented through open market or privately negotiated transactions at the discretion of the Company's management. The April 29 Press Release announcing the extension of the stock repurchase program is included as Exhibit 99.1 to this Report.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits.

    Exhibit No.        Description
    -----------        -----------
       10.1            Non-Employee Director Schedule of Meeting Fees
       99.1            April 29, 2005 Press Release



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREE, INC.


                                    By:    /s/ Charles M. Swoboda
                                        ----------------------------------------
                                        Charles M. Swoboda
                                        Chairman, Chief Executive Officer and
                                        President

Date:  April 29, 2005

                                 EXHIBIT INDEX



     Exhibit No.        Description
     -----------        -----------
        10.1            Non-Employee Director Schedule of Meeting Fees
        99.1            April 29, 2005 Press Release